DEED OF HYPOTHEC

                                     BETWEEN

                              THE BANK OF NEW YORK

                                       AND

                             SLM INTERNATIONAL, INC.

                            BEARING FORMAL DATE AS OF

                                 APRIL 1ST, 1997
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                                TABLE OF CONTENTS

                                                       PAGE
                                                       ----

 1. INTERPRETATION.......................................2

 2. [NOT USED]...........................................3

 3. [NOT USED]...........................................3

 4. HYPOTHEC: DESCRIPTION OF CHARGED PROPERTY............4

 5. AMOUNT OF THE HYPOTHEC...............................7

 6. SECURED OBLIGATIONS..................................7

 7. ADDITIONAL PROVISIONS PERTAINING TO THE HYPOTHEC ON
    RENTAL INCOME AND LEASES.............................8

 8. ADDITIONAL PROVISIONS TO THE HYPOTHEC ON CLAIMS
    (OTHER THAN RENTALS).................................9

9. ADDITIONAL PROVISIONS TO THE HYPOTHEC ON SECURITIES...9

10. ASSIGNMENT OF CLAIMS SUBJECT TO THE FINANCIAL
    ADMINISTRATION ACT..................................10

11. REPRESENTATIONS AND WARRANTIES......................10

12. COVENANTS...........................................14

13. EVENTS OF DEFAULT...................................19

14. TRUSTEE'S RECOURSES IN CASE OF DEFAULT..............21

15. GENERAL PROVISIONS..................................26

16. INTERCREDITOR AGREEMENT.............................29

17. GOVERNING LAW.......................................29

18. AMENDMENTS..........................................30

19. FORMAL DATE.........................................30

20. ENGLISH LANGUAGE....................................30


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                                DEED OF HYPOTHEC

B E F O R E Mtre Richard Trudeau, the undersigned notary for the Province of Quebec, practicing in the City of Longueuil.

APPEARED: THE BANK OF NEW YORK, a banking corporation organized under the Laws of the State of New York, (U.S.A.) having its head office at 101 Barclay Street, 21 West, New York, New York, 10286, U.S.A., herein acting and represented by Marie E. Trimboli, its Assistant Treasurer, hereunto duly authorized for the purposes hereof for the purposes hereof as she so declares. Notice of its address will be registered at the Register of Personal and Movable Real Rights concurrently with the registration of this Deed.

            (hereinafter the "TRUSTEE")

AND: SLM INTERNATIONAL, INC., a legal person being a corporation constituted under the Laws of the State of Delaware, (U.S.A.) having its registered office at 1209 Orange Street, Wilmington, Delaware, 19801, U.S.A. herein acting and represented by Bruce Randall, its Secretary, duly authorized for the purposes hereof pursuant to a resolution adopted by its Board of Directors on March 24, 1997, a certified copy of which is annexed hereto after having been acknowledged true and signed for the purpose of identification by said representative in the presence of the undersigned Notary.

            (hereinafter the "GRANTOR")

WHICH PARTIES HAVE DECLARED AS FOLLOWS:

WHEREAS the Grantor is desirous of securing its obligation under the Indenture (as hereinafter defined) in the manner hereinafter appearing;

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

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                                       2


1. INTERPRETATION

      1.1 DEFINITIONS

      The following terms, wherever used in this Deed shall, unless there be something in the context inconsistent therewith, have the following meanings:

            1.1.1 "BUSINESS DAY" means a day on which the Trustee's branch in the city of New York is opened for business but does not include Saturday and Sunday.

            1.1.2  "CHARGED PROPERTY" shall have the meaning ascribed to it in
                   Section 4 hereof;

            1.1.3 "COLLATERAL" shall have the meaning ascribed to it in paragraph 4.8 hereof;

            1.1.4 "DEFAULT" means one or the other events set out in Section 13 hereof;

            1.1.5  "DOLLARS" or "$" means the legal currency in Canada;

            1.1.6 "GRANTOR" means SLM International, Inc. and any of its successors or assigns;

            1.1.7 "INDENTURE" means that certain Senior Secured Note Indenture dated as of April 1st, 1997 between SLM International, Inc., Sport Maska Inc., Maska U.S., Inc., #1 Apparel, Inc., #1 Apparel Canada Inc., SLM Trademark Acquisition Corp., SLM Trademark Acquisition Canada Corporation and The Bank of New York;

            1.1.8 "HYPOTHEC" shall have the meaning ascribed to it in Section 4 hereof;

            1.1.9 "PROPERTY IN STOCK" shall have the meaning ascribed to it in paragraph 4.4 hereof;

            1.1.10 "SECURED OBLIGATIONS" means all of the obligations which are to be secured by the Hypothec pursuant to Section 6 hereof;

            1.1.11 "THIS DEED", "THESE PRESENTS", "HEREIN", "HEREBY",
                   "HEREUNDER", "HEREOF" and similar expressions refer to this Deed, and the accompanying schedules and to any deed or document supplemental or complementary hereto or restating this Deed;
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            1.1.12 "TRUSTEE" means The Bank of New York and shall include any successor thereto pursuant to the applicable provisions of the Indenture.

      1.2 GENDER

      Unless there be something in the context inconsistent therewith, words importing any gender shall include any other gender as may be applicable under the circumstances.

      1.3 HEADINGS

      The division of this Deed into Sections, subsections and paragraphs and the insertion of titles are for convenience of reference only and do not affect the meaning or the interpretation of the present Deed. Unless otherwise indicated, a reference to a particular Section, subsection or paragraph is a reference to the particular Section, subsection or paragraph in this Deed.

      1.4 SCHEDULES

      The Schedules annexed hereto shall form an integral part of this Deed.

      1.5 DELAYS AND CALCULATION OF DELAYS

      The delays provided hereunder are calculated simultaneously with the delays imposed by law and are not in addition to such delays. In the calculation of any period of delay, the period shall exclude the day from which the period commences and the period shall include the last day thereof.

      1.6 BUSINESS DAY

      When the date on which a delay expires or a payment has to be made or an act has to be done is not a Business Day, the delay expires or the payment must be made or the act must be done on the next following Business Day, unless expressly provided otherwise in this Deed.

      1.7 TERMS DEFINED IN THE INDENTURE

      The terms defined in the Indenture shall have the same meaning when used herein unless otherwise defined herein.

      2. [NOT USED]

      3. [NOT USED]

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                                       4


4. HYPOTHEC: DESCRIPTION OF CHARGED PROPERTY

      The Grantor hereby hypothecates in favour of the Trustee for its own benefit and for the equal and rateable benefit of each Holder of a Security issued pursuant to the Indenture and authenticated and delivered by the Trustee, the universality of all of the Grantor's movable and immovable property, present and future, corporeal and incorporeal, of whatever nature and kind and wherever situate (the "Charged property") and, with respect to incorporeal or intangible property, property located outside of the Province of Quebec or used in more than one jurisdiction, hereby charges, assigns and mortgages in favour of the Trustee for its own benefit and for the equal and rateable benefit of each Holder of a Security issued pursuant to the Indenture and authenticated and delivered by the Trustee and creates a security interest in the Charged property (the hypothec, charge, mortgage and assignment and the security interest hereinafter collectively referred to as the "Hypothec"), the whole including without limitation the following universalities of present and future properties:

      4.1 IMMOVABLES

      All the immovable properties of the Grantor, along with all property permanently physically attached or joined thereto so as to ensure the utility thereof (including the heating and air conditioning apparatus and watertanks) and which become immovable by the effect of law, the hypothec on future immovables to become effective upon the registration of a notice to that effect in accordance with section 2949 of the Civil Code of Quebec (collectively hereinafter referred to as the "IMMOVABLES").

      4.2 RENTALS, REVENUES AND LEASES OF IMMOVABLES

      All rentals, annuities and revenues which are or may be produced by the Immovables as well as any other right of the Grantor in any lease, present and future, which may affect such Immovables.

      4.3 RENTAL INSURANCE

      Proceeds of any insurance covering losses of revenue and rentals described in paragraph 4.2 above.

      4.4 PROPERTY IN STOCK

      All property in stock or inventory of every nature and kind of the Grantor whether in its possession, in transit or held on its behalf, including raw materials, work in process, finished goods or other materials, goods manufactured or transformed, or in the process of being so, by the Grantor or by others, packaging materials, property evidenced by bill of lading, animals, mineral substances, hydrocarbons and other products of the soil as well as all fruits thereof from the time of their extraction (hereinafter the "Property in stock").

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                                       5


      The Property in stock held by third parties under a lease agreement, a leasing contract, a franchise or licence agreement, or any other agreement entered into with or on behalf of the Grantor, is also subject to this Hypothec.

      Property having formed part of the Property in stock which is alienated by the Grantor in favour of a third person but in respect of which the Grantor has retained title pursuant to a reservation of ownership provision, shall remain charged by the Hypothec until title is transferred; any Property in stock the ownership of which reverts to the Grantor pursuant to the resolution or resiliation of any agreement or following its repossession is also subject to the Hypothec.

               4.5 CLAIMS, BOOK DEBTS AND OTHER MOVABLE PROPERTY

            4.5.1 CLAIMS, RECEIVABLES AND BOOK DEBTS

            All of the Grantor's claims, debts, demands and choses in action, whatever their cause or nature, whether or not they are certain, liquid or exigible; whether or not evidenced by any title (and whether or not such title is negotiable), note, acceptances, bill of exchange or drafts; whether litigious or not; whether or not they have been previously or are to be invoiced; whether or not they constitute book debts. Hypothecated claims shall include: (i) indemnities payable to the Grantor under any all risk insurance policy, any life insurance policy or any liability insurance policy, subject to the rights of other subsequent ranking hypothecs on the insured property, (ii) the sums owing to the Grantor in connection with interest or currency exchange contracts and other treasury or hedging instruments, management of risks or derivative instruments existing in favour of the Grantor ("SWAPS"), and (iii) the Grantor's rights in any credit balances, monies or deposits in accounts held for it by the Trustee (subject to the Trustee's compensation or set-off rights) or by any financial institution or any other person.

            4.5.2 RIGHTS OF ACTION

            The Grantor's rights under contract with third parties as well as the Grantor's rights of action and claims against third persons.

            4.5.3 ACCESSORIES

            The hypothecs, security interest, security agreement, guarantees, suretyships, notes, acceptances and accessories to the claims and rights described above and other rights relating thereto (including, without limitation, the rights of the Grantor in its capacity as seller under any instalment sale, with respect to the claims hereby hypothecated which are the result of such sale).

            4.5.4 MOVABLE PROPERTY

            All movable property owned by the Grantor and covered by the instalment sales mentioned in paragraph 4.5.3 hereof.

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                                       6


      A right or a claim shall not be excluded from the Charged property merely because: (i) the debtor thereof is not domiciled in the Province of Quebec or
(ii) the debtor thereof is an affiliate (as such term is defined in the Canada Business Corporations Act) of the Grantor (regardless of the law of the jurisdiction of its incorporation) or (iii) such right or claim is not related to the ordinary course of business or the operations of the Grantor.

      4.6 SECURITIES

      All securities (including shares, debentures, units, bonds, obligations, rights, options, warrants, debt securities, investment certificates, units in mutual funds, certificates or other instruments representing such property) now or hereafter owned by the Grantor or held by the Grantor or on its behalf, including without limitation those issued or which will be issued by the corporations or partnerships listed in Schedule "B" or by any corporation or partnership successor thereto pursuant to an amalgamation or any other reorganization (a copy of which Schedule "B" remains annexed hereto after having been recognized as true and signed for identification by the representatives of the parties hereto with and in the presence of the undersigned notary); as well as all those which are delivered by the Grantor to the Trustee or to a third party on its behalf from time to time.

      4.7 EQUIPMENT AND ROAD VEHICLES

      The equipment, office furniture, appliances, supplies, apparatus, tools, patterns, models, dies, blueprints, fittings, furnishings, fixtures, machinery and rolling stock (including road vehicles) of the Grantor, including additions and accessories and spare parts.

      4.8 TRADE-MARKS AND OTHER INTELLECTUAL PROPERTY RIGHTS

      All of the Grantor's rights in any trade-mark, copyright, industrial design, patent, goodwill, invention, trade name, trade secret, trade process, license, permit, franchise, know-how, plant breeders' right, integrated circuit topography and in any other intellectual property right, including any application or registration relating thereto if any, improvements and modifications thereto as well as rights in any claim against third parties in connection with the protection of any such intellectual property rights or infringement thereto, in Canada or abroad, (sometimes hereinafter referred to collectively as the "Collateral") including without limitation those registered in Canada and listed in Schedule "B" hereto.

      4.9 FRUITS AND REVENUES

      All cash, profits, proceeds, fruits, dividends, rights and revenues which are or may be produced by or declared or distributed with respect to the Charged property or in exchange thereof as well as the proceeds of the Charged property, including without limitation any property, equipment, negotiable instrument, bill, commercial paper, security, money, compensation for expropriation remitted, given in exchange or paid pursuant to a sale, repurchase, distribution or any other transaction with respect to the Charged property.

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                                       7


      4.10 RECORDS AND OTHERS

      All records, data, vouchers, invoices and other documents related to the Charged property described above, including without limitation, computer programs, disks, tapes and other means of electronic communication of the Grantor, as well as the rights of the Grantor to recover such property from third parties, receipts, customer lists, distribution lists, directories and other similar property of the Grantor.

      Any and all Charged property which is acquired, transformed or manufactured after the date of this Deed shall be charged by the Hypothec, (i) whether or not such property has been acquired in replacement of other Charged property which may have been alienated by the Grantor in the ordinary course of business, (ii) whether or not such property results from a transformation, mixture or combination of any Charged property, and (iii) in the case of securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of the charged securities and without the Trustee being required to register or re-register any notice whatsoever, the property charged under the Hypothec being the universality of the Grantor's present and future property.

5. AMOUNT OF THE HYPOTHEC

      The amount for which the Hypothec is granted is a principal amount of Seventy-five million dollars ($75,000,000) with interest thereon from the date of this Deed at the rate of twenty-five percent (25%) per annum.

6. SECURED OBLIGATIONS

      The Hypothec secures the due and punctual payment of the principal of, premium, if any, and interest with respect to the Securities, when and as the same shall become due and payable and the due and punctual payment of interest on the overdue principal of premium, if any, and the interest on the Securities as well as the due performance of all obligations of the Grantor resulting from this Deed, the Securities and the Indenture.

      Any future obligation hereby secured shall be deemed to be one in respect of which the Grantor has once again obligated itself hereunder according to the provisions of section 2797 of the Civil Code of Quebec.

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                                       8


7. ADDITIONAL PROVISIONS PERTAINING TO THE HYPOTHEC ON
   RENTAL INCOME AND LEASES

      With respect to any Immovables generating rentals and revenues:

      7.1 LIST OF TENANTS

      The Grantor shall provide the Trustee, before January 30th each year, with a list containing the name of all tenants and details as to their leases as at the immediately preceding December 31st. The Grantor shall obtain the prior written consent of the Trustee with respect to the terms and conditions of any new lease or the modifications or renewals of any existing leases provided nothing herein shall compel the Trustee to waive any right it may have pursuant to Article 1887 of the Civil Code of Quebec. Upon request of the Trustee, acting reasonably, the Grantor shall further provide (i) a copy (or the original, when requested by the Trustee) of all leases, present and future, relating to the Immovables and any document and any useful information in connection therewith, and (ii) a written acknowledgment by the tenants, present and future, of the hypothec on rentals hereby created in the form required by the Trustee.

      7.2 LEASES AND STATEMENT OF REVENUES

      The Trustee may require that all leases be subject to its approval, that they be subordinated to its rights hereunder and that the Grantor provide it on a yearly basis with a statement of revenues and expenditures concerning the Immovables.

      7.3 RENTS, ANNUITIES AND REVENUES COLLECTION

      The Trustee hereby authorizes the Grantor to collect all rents, annuities and revenues which are rental income; however, the Grantor shall not collect in advance more than one month of rent (other than as a security deposit) nor shall it renounce to the payment of any rent. Such authorization may be revoked at any time by the Trustee in accordance with what is provided for by law; in such a case, the Trustee may exercise as it deems appropriate, to the exclusion of the Grantor, all rights, claims, privileges and hypothecs (legal or conventional) of the Grantor in order to maintain, renew, grant or terminate any lease, and to further protect or collect rents, annuities and revenues from the Immovables.

      7.4 COLLECTION

      The Trustee shall have the right to bring an action for recovery of rentals, impleading the Grantor, it being understood that the Trustee shall be under no obligation to exercise such right and shall not be liable for any loss or damage which may result from its failure to collect such rentals. The Trustee shall have the right to deduct a ten per cent (10%) collection fee from any rentals collected as well as any commission usually charged by the Trustee for the collection of rentals, miscellaneous costs and expenses (copies, service fees, legal counsel fees and others, opening files, surveillance fees, execution fees or fees for cancellation of lease) incurred as a result of such collection.

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                                       9


8. ADDITIONAL PROVISIONS TO THE HYPOTHEC ON CLAIMS (OTHER
   THAN RENTALS)

      8.1 AUTHORIZATION TO RECOVER

      Save and except for claims resulting from an expropriation, those referred to in Section 9 and paragraph 12.9 hereof and save for any other claims for which collection is otherwise dealt with pursuant to any agreement entered into with the Trustee or any other person, the Trustee hereby authorizes the Grantor to recover all claims and other Charged property referred to in paragraph 4.5. Such authorization may be revoked at any time by the Trustee by written notice with respect to all or any part of the hypothecated claims, whereupon the Trustee shall be free to itself effect such recovery and to exercise any of the rights referred to in paragraph 8.2 below; the Grantor shall then remit to the Trustee all records, books, invoices, bills, contracts, titles, papers and other documents related to the claims. If, after such authorization is revoked (and even if such revocation is not yet registered or delivered to the holders of such claims), sums payable under such claims and property are paid to the Grantor, it shall receive same as mandatary of the Trustee and shall remit same to the Trustee promptly without the necessity of any demand to this effect.

      8.2 RECOVERY

      The Trustee may recover all claims and other Charged property referred to in paragraph 4.5 in accordance with what is provided for by law; it may further exercise any rights regarding such Charged property and more particularly, it may grant or refuse any consent which may be required from the Grantor in its capacity as owner of such Charged property, and shall not, in the exercise of such right, be required to obtain the consent of the Grantor or serve the Grantor any notice thereof, nor shall it be under any obligation to establish that the Grantor has refused or neglected to exercise such rights, and it may further grant delays, take or abandon any security, make arrangements with debtors of any hypothecated claims, make compromises, grant releases and generally deal at its discretion with matters concerning all Charged property referred to in paragraph 4.5 without the intervention or consent of the Grantor.

9. ADDITIONAL PROVISIONS TO THE HYPOTHEC ON SECURITIES

      9.1 TRUSTEE'S RIGHTS

      The Trustee may, at any time after the occurrence of a Default, transfer any securities or any part thereof into its own name or that of a third party appointed by it so that the Trustee or its nominee(s) may appear as the sole registered holder, in which case:

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                                       10


            9.1.1 Voting rights

            All voting rights and any other right attached to such securities may be exercised by the Trustee (without any obligation of the Trustee to do so) or on behalf of the Trustee.

            9.1.2 Revenues, dividends and others

            The Trustee shall collect revenues, dividends and capital distributions and the Grantor shall cease to have any right thereto and the Trustee may either hold same as Charged property or apply them in reduction of the Secured Obligations.

      9.2 PHYSICAL POSSESSION OF THE CERTIFICATES

      The certificates representing the hypothecated securities may be kept in the possession of the Trustee or in the possession of its agent.

      The Grantor hereby irrevocably appoints any officer or employee of the Trustee as its attorney with full power of substitution and authority to execute such documents necessary to render effective the rights granted to the Trustee pursuant to this Section 9.

10. ASSIGNMENT OF CLAIMS SUBJECT TO THE FINANCIAL
    ADMINISTRATION ACT

      The Grantor hereby assigns to the Trustee by way of absolute assignment all its present and future claims which are subject to Sections 67 and 68 of the Financial Administration Act, as collateral and continuing security of all Secured Obligations. The Trustee may, at any time, fulfill any of the formalities required by law to make such transfer enforceable.

11. REPRESENTATIONS AND WARRANTIES

      The Grantor hereby represents and warrants that:

      11.1 LEGAL PERSON

      It is a legal person (corporation).

      11.2 HEAD OFFICE

      The registered office or domicile of the Grantor is located in the State of Delaware, U.S.A.

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                                       11


      11.3 INCORPORATION

      It is duly incorporated and in good standing under the law of its jurisdiction of incorporation.

      11.4 POWERS

      It has the capacity and the powers necessary to grant the Hypothec and to bind itself as herein provided for; the execution of this Deed, the compliance with its provisions and the performance of its covenants shall not entail or result in any breach of or default under any other agreement or document to which the Grantor is bound.

      11.5 AUTHORIZATION OF THIS DEED

      This Deed has been duly authorized by resolution or by any other necessary action under its constating documents, by-laws or otherwise, in order to give it full effect and to render its obligations fully enforceable, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally from time to time in effect.

      11.6 EXECUTION OF THIS DEED

      This Deed has been executed by duly authorized persons.

      11.7 BUSINESS OR FIRM NAMES

      It uses no business or firm name other than those referred to in Schedule "B" hereof.

      11.8 TITLES OF OWNERSHIP AND EXISTING CHARGES

      It is the unconditional and absolute owner of the Charged property, except for future property, and all such property is free and clear of any prior claim, hypothec, charge, security or security interest, seizure by garnishment, right of resolution or repossession or of any other right whatsoever existing in favour of persons other than any such right which constitutes a Lien which is permitted in accordance with paragraphs (a) and following of Section 412 of the Indenture.

      11.9 SHAREHOLDER AGREEMENT

      There exists no shareholders' agreement in connection with securities which are charged under this agreement other than a declaration made by the Grantor on April 9, 1997 pursuant to Section 99(3) of the Business Corporations Act (New Brunswick) with respect to Sport Maska Inc. and #1 Apparel Canada Inc. There exists no restriction in the articles or other constating documents of the Grantor regarding the assignment or transfer of securities which are charged hereunder other than the restrictions pertaining to a closed company (as such term is defined in the Securities Act (Quebec)) and those declared in writing to the Trustee.

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                                       12


      11.10 [NOT USED]

      11.11 DISPOSITION OF CHARGED PROPERTY

      Except for property referred to in paragraph 4.4 hereinabove, it does not, in the ordinary course of its business, sell property similar to or of the same nature as the Charged property.

      11.12 CLAIMS SUBJECT TO THE FINANCIAL ADMINISTRATION ACT

      It has no claim falling under Section 10 hereof, other than those indicated in Schedule "B" hereof.

      11.13 CLAIMS SECURED BY REGISTERED HYPOTHEC

      It has no claim which is secured by registered hypothec other than those indicated in Schedule "B" hereof.

      11.14 [NOT USED]

      11.15 LITIGATION

      It has knowledge of no suit or action against it, as to which there is a reasonable likelihood of an adverse determination and which, if adversely determined, would likely materially affect unfavorably the Charged property.

      Grantor is not in violation of any law, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or governmental agency or instrumentality where such violation or default would result in a Material Adverse Effect.

      11.16 DEFAULT

      It is not in default under the present Deed.

      11.17 INTELLECTUAL PROPERTY

            11.17.1 all registrations, applications for registration, filings and notices thereof in respect of the Collateral, including all relevant renewals, have been duly and properly made, are in full force and effect and are not subject to dispute by any governmental authority or agency and all leases, licences and other agreements affecting any right, title or interest of the Grantor in any of the Collateral (collectively, the "Third Party Agreements") are in good standing;

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                                       13


            11.17.2 none of the Collateral has been adjudged invalid or unenforceable or has been cancelled, in whole or in part, and all such Collateral is presently subsisting, valid, in good standing and enforceable, with the exception of those, if any, set out in the Schedule "B" hereto and identified as "pending applications", "cancelled/expunged registrations", "abandoned applications" or "registrations no longer in name of the Grantor";

            11.17.3 the Grantor is the exclusive owner or in the case of licensed Collateral, the sole and exclusive licensee, of the entire and unencumbered right, title and interest in and to each of the Collateral free and clear of any liens, charges and encumbrances except for any Lien which is permitted in accordance with paragraph (a) and following of
                     Section 412 of the Indenture;

            11.17.4 the Collateral listed in Schedule "B", constitutes all of the intellectual property rights now owned by the Grantor;

            11.17.5 the Grantor has adopted, used continuously and currently is using all of the Collateral; all licensees of the Collateral (or all relevant portions thereof) from the Grantor as licensor have been licensed properly to use such Collateral and the Grantor has retained under license the direct or indirect control of the character or quality of the goods or services in connection with which use of such Collateral has been licensed by it; all use of such Collateral has been proper both in form and in relation to the goods or services in connection with which the Collateral is used by the Grantor or its licensees; and proper ownership notices have been used by the Grantor or its licensees;

            11.17.6 nothing contained in this Deed or the Indenture, including, without limitation, the granting of the Hypothec by the Grantor in favour of the Trustee, constitutes a breach under any Third Party Agreement.

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                                       14


12. COVENANTS

      The Grantor hereby covenants:

      12.1 INFORMATION

      To give notice in writing to the Trustee:

   - of any change whatsoever in its name and business names or in the representations and warranties hereinabove mentioned in Section 11;

   - of the name of any surety (guarantor) which may have guaranteed the payment of claims hypothecated hereby and other Charged property mentioned in paragraph 4.5 hereof;

   -  of the name of the insurers to the insurance contracts referred to herein;

   - of the existence of any security, hypothec, prior claims or property right retained or assigned securing claims and other Charged property referred to in paragraph 4.5 hereof and, in such cases, to provide the Trustee, upon demand, with satisfactory proof that such security or hypothec has been registered or published in accordance with applicable law in order for the rights of the Trustee to be set up against third persons;

   - of the existence and details of any new claim arising hereafter which alone or together with any other claims falling under Section 10 hereof is material.

      12.2 ADDITIONAL INFORMATION

      To provide the Trustee with any information it may reasonably request with respect to the Charged property or in order to determine whether or not the Grantor is in compliance with its undertakings and obligations hereunder. The Grantor shall inform the Trustee of any event, occurrence, or fact which might have a Material Adverse Effect.

      12.3 ACCOUNTING BOOKS

      To keep, with respect to the Charged property, books, vouchers and other documentation, as would a reasonable and diligent administrator, including a list containing the names and addresses of all debtors of the hypothecated claims, and keep them available for the Trustee to examine and obtain copies thereof.

      12.4 [NOT USED]

      12.5 PRESERVATION OF THE HYPOTHEC

      To perform all acts and execute all deeds and documents (including notices of renewal) necessary to give full effect to the Hypothec and to ensure that it is at all times fully opposable against third persons.

      12.6 COMPENSATION, FEES AND EXPENSES

      To pay to the Trustee from time to time all out-of-pocket costs and expenses relating to this Deed and to the exercise of all rights resulting in favour of the Trustee from such Deed as well as all out-of-pocket costs and expenses incurred to set up the rights of the Trustee against third persons, and all discharge fees (such costs and expenses shall include all reasonable fees and expenses of consultants, agents or counsels retained by the Trustee); to reimburse the Trustee for all out-of-pocket costs and expenses incurred by it for the purpose of carrying out the Grantor's obligations or of exercising its rights, all such costs and expenses bearing interest at an annual rate equal to the base rate of National Bank of Canada which shall be in force from time to time, plus 3%; National Bank of Canada's base rate shall be the one advertised as its rate of reference for determining the interest rate on commercial loans in Dollars granted in Canada; the obligations arising from this paragraph shall not exceed twenty-five per cent (25%) of the nominal value of the Hypothec; the repayment of such costs and expenses shall be secured by the Hypothec.

      12.7 ENCUMBRANCES AND TITLE

      Not to grant, at any time hereafter, any easement, right-of ways, servitude or any other charges against the Charged property without having first obtained the prior written consent of the Trustee, (save for public easements granted for utility purposes which do not materially affect unfavourably the Charged property) and to maintain the Charged property free and clear of any conventional or legal hypothec, prior claim under Articles 2650 et seq. of the Civil Code of Quebec, charge, security, garnishment, right of resolution or repossession or any other right in favour of a person or persons other than the Trustee, in each case other than in regard to a Lien which is permitted in accordance with paragraphs (a) and following of Section 412 of the Indenture; to preserve, warrant and defend its title against any claim, action or contestation.

      12.8 LIST OF PROPERTY IN STOCK AND BOOK DEBTS

      To give the Trustee, from time to time, upon demand, a statement of the value of its Property in stock and a list of its book debts shown in the reverse order of their due date.

12.9  INSURANCE

The Grantor covenants to:

      12.9.1 keep its insurable properties adequately insured at all times by financially sound and reputable insurers;

      12.9.2 maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary for the Charged Property and as is customary with companies similarly situated and in the same or similar businesses, provided, however, that such insurance shall insure the property of the Grantor against all risk of physical damage, including, without limitation, loss by fire, explosion, theft, fraud and such other casualties as may be reasonably satisfactory to the Trustee, and in no event at any time in an amount less than the replacement value of the Charged Property;

      12.9.3 maintain in full force and effect public liability insurance against claims for bodily injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Grantor or any of its subsidiaries, as is customary with companies similarly situated and in the same or similar businesses;

      12.9.4 maintain business interruption and product liability insurance to such extent as is customary with companies similarly situated and in the same or similar businesses; and

      12.9.5 maintain such other insurance as may be required by law or as may be reasonably requested by the Trustee for purposes of assuring compliance with this paragraph 12.9;

it being understood that:

      12.9.6 the Trustee is forthwith named as beneficiary of the indemnities payable pursuant to these policies (excluding those pertaining to civil liability) and the Grantor shall cause the recording of this designation on the policies which must also contain provisions preventing their cancellation or amendment to the detriment of the Trustee, for any reason whatsoever, including failure to pay the premiums, unless the omission or Default is not remedied within thirty (30) days following receipt of written notification thereof by the Trustee;

      12.9.7 the insurance policies do not contain coinsurance clauses save with the prior written agreement of the Trustee;

      12.9.8 the Grantor will deliver to the Trustee all policies and certificates of insurance maintained in accordance with this paragraph 12.9;

      12.9.9 in the event of any material loss or damage, the Grantor shall immediately notify the Trustee of the loss incurred or damage sustained. The indemnity, with respect to property and damage insurance, shall be paid to the Trustee to the extent of its interest. The Trustee may apply any indemnity received by it to reduce any amount owed to it hereunder and/or under the Guaranty. However, the reduction shall be effective only once the Trustee has informed the Grantor of such choice. The indemnity may also be remitted to the insured to be used for replacement, repair or reconstruction purposes, according to terms and conditions pre-determined by the Trustee.

      12.10 LOSS OR DAMAGE

      To immediately notify the Trustee of any loss of, or substantial damage to, any material portion of the Charged property and take all diligent steps to ensure that the insurer pays the indemnity to the Trustee.

      12.11 LEASE AND TRANSFER

      Not to lease, sell, assign or otherwise alienate the Charged property, in whole or in part, without the prior written consent of the Trustee, except for property referred to in paragraph 4.4 above which may be leased or sold in the ordinary course of business of the Grantor and except as expressly permitted in the Indenture.

      12.12 MAINTENANCE

      The Grantor shall diligently pay the cost of any public utility services and authorizes the Trustee to obtain from the related authorities the amounts due to this account and any information relating to payment of such charges.

      12.13 LOCATION OF PROPERTY

      Not to change the location of the Charged property unless it obtains the prior written consent of the Trustee.

      12.14 TITLE

      To ensure that its right of ownership in any Charged property in the hands or possession of any third party remains opposable against third parties and, accordingly, that such right has been registered or published, if registration or publication is required by law for the purpose of opposability against third parties.

      12.15 LESSORS

      If any of the Charged property is located, in the province of Quebec, in premises leased pursuant to a lease executed before January 1, 1994 (and where the registration of a legal hypothec has been perfected) or if it were moved to premises leased as aforesaid, to obtain a full cession of priority in favour of the rights of the Trustee under the present Hypothec and to immediately notify, following the execution of the present Deed or immediately following the moving into the leased premises, the lessor of such premises, in writing, of the present Hypothec and to deliver to the Trustee within three (3) days after such notification proof of same.

      12.16 USE AND DESTINATION

      Not to change the use or destination of the Charged property unless it obtains the prior written consent of the Trustee.

      12.17 VALUE

      To protect and use the Charged property and to carry on its business so as to preserve its value.

      12.18 INTELLECTUAL PROPERTY

            The Grantor shall:

            12.18.1 use its trade-marks, trade-mark registrations, trade-mark applications, trade names, business names, trade styles, logos, service marks, and all other forms of business identifiers (hereinafter the "Trademarks") only on goods of at least as high quality as the goods on which the Grantor or its predecessor used the goods as of the date hereof and maintain the quality of any and all products in connection with which the Trademarks and other Collateral is used, consistent with the quality of said products as of the date hereof;

            12.18.2 take or cause to be undertaken all steps necessary to protect the Grantor's interest in and to maintain the Collateral in good standing, including without limitation, to pursue diligently all applications through to registration and to renew all registrations and pay all maintenance fees as applicable, as well as attending to the filing of all required documentation;

            12.18.3 vigorously protect, preserve and maintain all of the Grantor's right, title and interest in the Collateral, including, without limitation, the prosecution and/or defence against any and all suits concerning validity, infringement, enforceability, ownership or other aspects affecting any of the Collateral (any expenses incurred in protecting, preserving and maintaining any of the Collateral shall be borne by the Grantor);

            12.18.4 upon written request by the Trustee, execute and deliver any and all agreements, instruments, documents and papers as the Trustee may reasonably request to evidence the Hypothec in the Collateral;

            12.18.5 perform all covenants required under any Third Party Agreement including, inter alia, promptly paying all required fees, royalties and taxes to maintain each and every item of the Collateral in full force and effect;

            12.18.6 if at any time or from time to time, the Grantor (i) becomes aware of any existing Collateral of which the Grantor has not previously informed the Trustee, (ii) obtains rights to any new Collateral, or (iii) becomes entitled to the benefit of any Collateral not identified in Schedule "B", then the Grantor shall promptly notify the Trustee and regardless of when the Grantor so notifies the Trustee, Schedule "B" hereto, as applicable, automatically shall be modified and amended to include any such Collateral and the provisions of this Deed automatically shall apply thereto;

            12.18.7  maintain up to date records regarding the Collateral;

            12.18.8 provide the Trustee with a written report on each anniversary of this Deed regarding the status of the Collateral;

            12.18.9 not abandon any right to file a trademark application or patent application, or abandon any pending trademark or patent application, or abandon any of the Collateral or any suits involving any of the Collateral, without the prior written consent of the Trustee, which consent of the Trustee shall not be unreasonably withheld;

            12.18.10 not take any action, or permit any action to be taken by any person or persons subject to its control, including licensees, or fail to take any action, which would adversely affect the validity, enforceability or transferability (to the Trustee or otherwise) of all or any of the Collateral; and ensure generally that the Collateral is and remains valid, in good standing and enforceable.

      12.19 RELEASE OF COLLATERAL

      The Hypothec shall not be discharged prior to the indefeasible payment in full of all amounts owing hereunder and under the Indenture and the performance of all obligations of the Grantor hereunder and under the Indenture.

13. EVENTS OF DEFAULT

      The Grantor shall be in default hereunder without notice or other formality and the security hereby constituted shall immediately become enforceable, if it fails to pay any amount due or to become due under the Indenture and/or the Securities upon demand, and in any of the following events ("DEFAULT"):

      13.1 [NOT USED]

      13.2 [NOT USED]

      13.3 [NOT USED]

      13.4 CROSS DEFAULT

      An Event of Default (as defined in the Indenture) occurs under the Indenture on the part of the Grantor or under the Guaranty on the part of any Guarantor.

      13.5 CHARGED PROPERTY

      If the Grantor fails at any time to maintain, preserve or protect all property material to the conduct of its businesses and keep such property in good repair, working order and condition (reasonable wear and tear excepted) or fails from time to time to make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto which are necessary in order that the business carried on in connection therewith may be properly conducted in all material respects at all times.

      13.6 OTHER AGREEMENTS

      The Grantor fails to pay any indebtedness or to perform any of the Grantor's obligations required to be paid or performed under any other agreement creating a charge against the Charged property.

      13.7 INSOLVENCY AND BANKRUPTCY

      The Grantor ceases to carry on its enterprise or an important part thereof, becomes insolvent or becomes subject to proceedings, makes an assignment or files a notice to file a proposal under any law relating to insolvency, bankruptcy, reorganization or to arrangements with creditors or any petition in bankruptcy is taken against the Grantor.

      13.8 [NOT USED]

      13.9 LEGAL EXISTENCE

      The Grantor loses its legal existence; an order is issued or a resolution is adopted for its winding-up or liquidation.

      13.10 HYPOTHECARY RIGHTS

      Any of the Charged property is subject to a hypothecary right from another creditor, a partition procedure, a "sale of an enterprise" as it is understood under sections 1767 and ssq. of the Civil Code of Quebec or an expropriation, except to the extent or under circumstances permitted in accordance with the Indenture.

14. TRUSTEE'S RECOURSES IN CASE OF DEFAULT

      14.1 PAYMENT OF INDEBTEDNESS

      In case the Hypothec shall have become enforceable, on account of one or the other of the events mentioned in Section 13 or paragraphs 13.1 through 13.10 above, the Trustee may, in its discretion, at any time or times, demand payment of all or any part of the Secured Obligations and the same shall forthwith become immediately due and payable to the Trustee. Any payment then made by the Grantor shall be deemed to have been made in discharge of its obligations hereunder or under the Indenture, and any money so received by the Trustee shall be applied as provided for in paragraphs 14.13 and 15.4 hereof.

      14.2 EXERCISE OF RIGHTS

      In case the Hypothec shall have become enforceable and the Grantor shall have failed to pay the Trustee, on demand, the outstanding amount due under the Indenture together with any other amounts secured hereunder, the Trustee may in its discretion, through its officers, agents or attorneys, exercise any right of action provided for under this Deed (and more particularly under this Section
14) or by law or in equity including without limitation any of the hypothecary rights provided for under sections 2748 to 2794 of the Civil Code of Quebec and any rights or remedies provided to secured parties under any applicable personal property security legislation.

      14.3 RIGHTS OF THE TRUSTEE

      Whatever hypothecary rights the Trustee elects to exercise or whatever rights or recourses the Trustee elects to exercise either pursuant to the law of any other jurisdiction or in equity, the following provisions, to the greatest extent permitted by applicable law, shall apply:

            14.3.1 the Trustee may, in its discretion, at the Grantor's expense:

                   14.3.1.1 pursue the transformation of the Charged property or any work in process or unfinished goods comprised in the Charged property and complete the manufacture or processing thereof or proceed with any operations to which such property is submitted by the Grantor in the ordinary course of its business and acquire property for such purposes;

                  14.3.1.2 alienate or dispose of any Charged property which may be obsolete, may perish or is likely to depreciate rapidly;

                  14.3.1.3 use for its benefit all information obtained while exercising its rights;

                  14.3.1.4 perform any of the Grantor's obligations or covenants hereunder;

                  14.3.1.5 exercise any right attached to the Charged property on such conditions and in such manner as it may determine, acting reasonably, including without restriction the grant of licences whether general or special on an exclusive or non exclusive basis, of any intellectual property charged hereunder;

                  14.3.1.6 for the exercise of any of its rights, utilize without charge the Grantor's plant, equipment, machinery, process, information, records, computer programs and intellectual property; for the purposes hereof the Grantor shall, at the request of the Trustee, concurrently with or after the execution of these presents execute a power of attorney with respect to intellectual property (in conformity with paragraph 15.9 hereof) in favour of the Trustee;

                  14.3.1.7 borrow monies or lend monies and, in such cases, the monies borrowed or lent by the Trustee shall bear interest at the rate then obtained or charged by the Trustee for such borrowing or loan; these monies shall be reimbursed by the Grantor on demand and, until they have been repaid in full, such monies and interest thereon shall be secured by the present Hypothec and be paid in priority of any other sums secured hereunder;

                  14.3.1.8 maintain or repair, restore or renovate, begin or complete any construction work on or related to the Charged property;

         14.3.2 the Trustee shall exercise its rights in good faith in order to attempt to reduce the Secured Obligations, in a reasonable manner, taking into account all circumstances;

         14.3.3 the Trustee may, directly or indirectly, purchase or otherwise acquire the Charged property;

         14.3.4 the Trustee, when exercising its rights, may waive any right of the Grantor, with or without consideration therefor;

         14.3.5 the Trustee shall have no obligation to make an inventory of the Charged property, to take out any kind of insurance with respect thereof or to grant any security whatsoever;

         14.3.6 the Trustee shall not be bound to continue to carry on the Grantor's enterprise or to make any productive use of the Charged property or to maintain such property in operating condition;

         14.3.7 the Grantor shall, upon request of the Trustee, move the Charged property and render it available to the Trustee unto premises designated by the Trustee and which, in its opinion, shall be more suitable in the circumstances.

      14.4 GRANTOR'S REMEDY

      If the Grantor remedies the default mentioned in any prior notice of exercise of hypothecary right, the Grantor shall, as required by law, pay all reasonable fees incurred by the Trustee by reason of the default; these fees shall include without limitation the administrative fees of the Trustee, the legal fees of its legal advisers and fees paid to experts.

      14.5 TAKING IN PAYMENT

      If the Trustee elects to exercise its right to take in payment the Charged property and the Grantor requires that the Trustee instead sell by itself or under judicial authority, the Charged property on which such right is exercised, the Grantor hereby acknowledges that the Trustee shall not be bound to abandon its recourse of taking in payment unless, prior to the expiry of the time period allocated for surrender, the Trustee (i) has been granted a security satisfactory to it, to ensure that the proceeds of the sale of the Charged property will be sufficient to pay the Guaranty in full, (ii) has been reimbursed for all reasonable costs and expenses incurred in connection to this Deed, including all fees of consultants and legal counsel and (iii) has been advanced the necessary sums for the sale of said Charged property; the Grantor further acknowledges that the Trustee alone is entitled to select the type of sale it may wish to conduct or have conducted.

      14.6 SURRENDER OF CHARGED PROPERTY

      The Grantor will, to the greatest extent permitted by applicable law, be deemed to have surrendered the Charged property which is in the possession of the Trustee, or of a third party on its behalf, if the Trustee has not, within the delays determined by law or by a tribunal to surrender, received written notice from the Grantor to the effect that it intends to contest the exercise of the hypothecary recourse set forth in the prior notice.

      14.7 EVALUATION

      Where the Trustee sells the Charged property itself, to the greatest extent permitted by applicable law, it shall not be required to obtain any prior evaluation by a third party.

      14.8 SALE OF CHARGED PROPERTY

      The Trustee, to the greatest extent permitted by applicable law, may elect to sell the Charged property after giving such prior notices as may be required by law in which event (i) the sale may be made with legal warranty given by the Grantor or with complete or partial exclusion of such warranty; (ii) the sale may be made cash or with a term or under such reasonable conditions determined by the Trustee; and (iii) upon failure of payment of the purchase price, the Trustee may resiliate or resolve such sale and such Charged property may then be resold.

      14.9 USE OF PREMISES

      In order to exercise any of its rights, the Trustee may use the premises located in the Immovables.

      14.10 SEVERAL ADMINISTRATORS

      Where several administrators are involved hereunder, the parties, to the greatest extent permitted by applicable law, waive the application of sections 1332 to 1338 inclusively of the Civil Code of Quebec.

      14.11 APPOINTMENT OF AGENT

     The Trustee, to the greatest extent permitted by applicable law, may appoint an agent or a receiver and manager (collectively a "Receiver") over all or any portion of the Charged property by written instrument in accordance with paragraph 14.12 or may apply to a court for the appointment of a Receiver to take possession of all or such part of the Charged property as the Trustee shall designate, with such duties, powers and obligations as the court making the appointment shall confer, and the Grantor hereby irrevocably consents to the appointment of such Receiver.

      14.12 APPOINTMENT OF RECEIVER

      The Trustee, to the greatest extent permitted by applicable law, may with or without taking possession, by instrument executed by the Trustee, appoint a Receiver of all or any part of the Charged property and of the rents, income and profits therefrom and may from time to time by similar instrument remove any Receiver and appoint another in its place and upon the appointment of any such Receiver or Receivers from time to time the following provisions, to the greatest extent permitted by applicable law, shall apply:

            14.12.1 every such Receiver shall be vested with all of the rights, powers, remedies and discretions of the Trustee set forth in paragraphs
      14.3.1.1 to 14.3.1.8, inclusively, including, without limitation, the power to sell, for cash or credit or part cash and part credit, lease or dispose of all or any part of the Charged property, whether by public auction or by private sale or lease in such manner and on such terms as it may determine in its absolute discretion acting reasonably and to do all acts, exercise all discretions and make all determinations of the Trustee described therein;

            14.12.2 every such Receiver shall have the power to borrow money on the security of the Charged property in priority to the security created by this Deed for the purpose of the preservation, maintenance, completion or protection of the Charged property or any part thereof or for making any replacements thereof or improvements and additions thereto or for carrying on all or any part of the business of the Grantor relating to the Charged property, and in so doing the Receiver may issue certificates designated as "Receiver's Certificates" which may be payable either to order or to bearer and may be payable at such time or times as the Receiver may think expedient and shall bear interest at such rates of interest as the Receiver may consider reasonable, and the amounts from time to time payable pursuant to such Receiver's Certificates shall form a charge upon the Charged property in priority to the security created by this Deed;

            14.12.3 the Trustee may from time to time fix the remuneration of every such Receiver who shall be entitled to deduct the same out of the receipts derived from or comprising part of the Charged property or the proceeds thereof;

            14.12.4 every such Receiver shall be deemed to be an agent of the Grantor and not of the Trustee for the purposes of:

               (i) carrying on and managing the business and affairs of the Grantor, and

               (ii) establishing liability for all of the acts or omissions of the Receiver while acting as such and the Trustee shall not be in any way responsible for any acts or omissions on the part of any such Receiver, its officers, employees and agents,

the Grantor hereby irrevocably authorizing the Trustee to give instructions to the Receiver relating to the performance of its powers and discretions as set out herein;

            14.12.5 the appointment of every such Receiver by the Trustee or anything which may be done by any such Receiver or the removal of any such Receiver or the termination of any such receivership shall not have the effect of constituting the Trustee a mortgagee in possession in respect of the Charged property or any part thereof;

            14.12.6 no such Receiver shall be liable to the Grantor to account for moneys other than moneys actually received by such Receiver in respect of the Charged property and every such Receiver shall apply such moneys so received in the manner provided in paragraph 14.13; and

            14.12.7 the Trustee may at any time and from time to time terminate any such receivership by notice in writing executed by the Trustee to any such Receiver;

      14.13 IMPUTATION OF PAYMENTS

      Except as herein otherwise expressly provided, to the greatest extent permitted by applicable law, all monies arising from any sale or realization of the Charged property, in whole or in part, whether under any sale by the Trustee or by judicial process or otherwise, shall be applied, together with any other monies then in the hands of the Trustee and available for such purpose, in the first place to pay or reimburse the Trustee's fees, charges, expenses, borrowing, advances and all other moneys provided or obtained by it or at its request in or about the execution of its powers and rights with respect to these presents, with interest thereon as herein provided, and the residue of the said moneys shall be applied on account of Secured Obligations or, at the option of the Trustee, may be held unappropriated in a collateral account in order to provide for payment of any charge ranking prior to the Hypothec.

      The Grantor shall only be credited with amounts received by the Trustee in cash from the possession, sale, lease or other disposition of, or realization upon, the Charged property as and when such cash is received.

      14.14 LIABILITY OF GRANTOR

      The Grantor shall remain liable to the Trustee for any deficiency remaining after the application of the proceeds of any sale, lease or disposition of the Charged property by the Trustee.

15. GENERAL PROVISIONS

      15.1 ADDITIONAL SECURITY

      The Hypothec created hereby is in addition to and not in substitution of or in replacement for any other hypothec or security held by the Trustee and shall not impair the Trustee's rights of compensation and set-off.

      15.2 INVESTMENTS

      The Trustee, to the greatest extent permitted by applicable law, may, at its entire discretion, invest any monies or instruments received or held by it pursuant of this Deed or deposit same in a non-interest bearing account without having to comply with any legal provisions concerning the investment of property of others.

      15.3 SET-OFF

      Provided the Secured Obligations are due and exigible or that the Trustee is entitled to declare them owing and exigible, the Trustee may, to the greatest extent permitted by applicable law, compensate and set-off any Secured Obligations with any and all amounts then owed to the Grantor by the Trustee in any capacity, whether due or not, and the Trustee shall then be deemed to have exercised such right to compensate and set-off as at the time the decision was taken by it even though the entry therefor is made on the Trustee's record subsequent thereto.

      15.4 IMPUTATION OF PAYMENTS

      The Trustee, to the greatest extent permitted by applicable law, shall be at liberty to impute any amounts collected in the exercise of its rights prior to or after any Default as it may choose without having to comply with any provisions of the Civil Code of Quebec concerning the imputation of payments.

      15.5 DELAYS

      The Trustee, to the greatest extent permitted by applicable law, may grant delays, take any security or renounce thereto, accept compromises, grant quittances and releases and generally deal, with any matters related to the Charged property, the whole without limiting the rights of the Trustee and without reducing the liability of the Grantor.

      15.6 CONTINUING SECURITY

      The Hypothec shall be a continuing security and shall remain in full force and effect despite the repayment from time to time, of the whole or of any part of the Secured Obligations; it shall remain in full force until the execution of a final release by the Trustee.

      15.7 TIME OF ESSENCE

      The mere lapse of time provided for the Grantor to perform its obligations or the expiry of any term therefor shall automatically create a default hereunder, without the Trustee being obliged to serve any notice or prior notice upon the Grantor.

      15.8 CUMULATIVE RIGHTS

      The rights and recourses of the Trustee hereunder are cumulative and do not exclude any other rights and recourses which the Trustee might have. No omission or delay on the part of the Trustee in the exercise of any right shall have the effect of operating as a waiver of such right. The partial or sole exercise of a right or power will not prevent the Trustee from exercising thereafter any other right or power. The Trustee may exercise its right hereunder without any obligation to exercise any right against any other person liable for payment of the Secured Obligations and without having to enforce any other security granted with respect to the Secured Obligations.

      15.9 IRREVOCABLE POWER OF ATTORNEY

      The Trustee is hereby designated as the irrevocable attorney of the Grantor with full powers of substitution for the purposes hereof or for the purpose of carrying out any and all acts and executing any and all deeds, proxies or other documents which the Trustee may deem useful in order to exercise its rights or which the Grantor neglects or refuses to execute or to carry out, provided however that, if a Default has not occurred and is not continuing, the Grantor shall have been requested by the Trustee to do so by a three (3) Business Days prior written notice.

      15.10 PERFORMANCE

      The Trustee may, at its entire discretion, perform any of the Grantor's liabilities under this Deed. It may then immediately request payment of any expense incurred in doing so, including interest at the rate provided for in paragraph 12.6 above, and such repayment is secured by the Hypothec.

      15.11 DELEGATION

      The Trustee may, at its entire discretion, appoint any person or persons for the purpose of exercising any of its rights, actions or the performance of any covenant resulting from this Deed or law or equity; in such case, the Trustee may supply such person with any information it holds relating to the Grantor or to the Charged property.

      15.12 TITLE DEEDS

      All titles of ownership, land surveys, certificates of location and other documents related to the Immovables shall upon request be remitted to the Trustee who is entitled to keep them until a final release and discharge of this Hypothec is obtained.

      15.13 WAIVER

      Where the Grantor has taken an Immovable in payment for an hypothecated claim ranking prior to the present Hypothec, the Grantor waives its right to take advantage of the provisions of section 2771 of the Civil Code of Quebec.

      15.14 LIABILITY

      The Trustee shall not be liable for material injuries or damages resulting from its fault, or the fault of its agents, officers, consultants, unless such fault is gross or intentional.

      15.15 SUCCESSORS

      The rights hereby conferred upon the Trustee shall benefit all its successors and nominees.

      15.16 NOTICES

      Any notice to the Grantor shall be delivered to its address set out above or to any other address in Canada of which the Trustee has been given written notice; any notice to the Trustee shall be delivered to the Trustee's branch located at the address set out above.

      15.17 RECEIPT OF NOTICE

      A notice given hereunder shall be deemed to have been received by the other party on the date of its delivery, when delivered on a Business Day, or on the third (3rd) Business Day after it has been mailed, if sent prepaid by certified or registered mail, or the day of its transmission, if transmitted by facsimile on or before 3:00 p.m. on a Business Day or on the Business Day next following the day of transmission if transmitted by facsimile after 3:00 p.m.

      15.18 SEVERABILITY

      Every provision of this Deed is and shall be independent of the other and in the event that any part of this Deed is declared invalid, illegal or unenforceable, then the remaining terms, clauses and provisions of this Deed shall not be affected by such declaration and all the remaining clauses of this Deed shall remain valid, binding and enforceable.

      15.19 TRUST PROVISIONS

      Notwithstanding the references herein to The Bank of New York (or its successor hereunder, if any) as a "trustee" or to it acting as trustee, no trust within the meaning of Chapter II of Title Six of Book Four of the Civil Code of Quebec is intended to be or is created or constituted hereby. In addition, the provisions of Title Seven of Book Four of the Civil Code of Quebec shall not apply to any administration by the Trustee hereunder.

16. INTERCREDITOR AGREEMENT

      This Deed including the right of the Trustee to exercise remedies hereunder, shall be subject to the terms and conditions of the Intercreditor Agreement. Notwithstanding the foregoing or any reference to the Intercreditor Agreement, the Grantor agrees and acknowledges that neither this Deed nor the Intercreditor Agreement provides such Grantor with any rights as a third party beneficiary or otherwise.

17. GOVERNING LAW

      This Deed shall be governed by and construed in accordance with the laws of the Province of Quebec, including the rules relating to conflicts of laws provided for thereunder.

18. AMENDMENTS

      No amendment may be made to this Deed unless signed by the Grantor and the Trustee.

19. FORMAL DATE

      This Deed may be referred to as bearing formal date of the first (1st) day of April, Nineteen hundred and ninety-seven (1997), notwithstanding the actual date of its execution.

20. ENGLISH LANGUAGE

      The parties hereto confirm that the present agreement has been drawn up in the English language at their request. Les parties aux presentes confirment que la presente convention a ete redigee en langue anglaise a leur demande.

WHEREOF ACT:

DONE AND PASSED in the City of Montreal, Province of Quebec, on this tenth day
(10th) of April, Nineteen hundred and ninety-seven (1997), under number five thousand seven hundred and ninety-five (5795) of the original of the minutes of the undersigned notary.

AND after the parties had declared to have taken cognizance of these presents and to have exempted the said Notary from reading them or causing them to be read, the said duly authorized officers of the Grantor and the Trustee respectively have signed these presents, all in the presence of the said Notary who has also signed.

                              SLM INTERNATIONAL, INC.

                              per: /s/ BRUCE RANDALL
                                   ---------------------------
                                   Bruce Randall


                              THE BANK OF NEW YORK

                              per: /s/ MARIE E. TRIMBOLI
                                   ---------------------------
                                   Marie E. Trimboli

                                   /s/ RICHARD TRUDEAU
                                   ---------------------------
                              Mtre Richard Trudeau, Notary

TRUE COPY OF THIS ORIGINAL REMAINS IN MY OFFICE.


                                    /s/ [SPECIMEN]
                                    -----------------------

                                  SCHEDULE "A"

                                   [NOT USED]

                                  SCHEDULE "B"

B.1   Securities (par. 4.6)

      Mitchel & King Skates Ltd.

      Sport Maska Inc.

      Maska U.S., Inc.

      #1 Apparel, Inc.

      #1 Apparel Canada Inc.

      SLM Trademark Acquisition Corp.

B.2   Trade-Marks and Other Intellectual Property (par. 4.8)

      None.

B.3   Business or Firm names (par 11.7)

      SLM
      SLMI

B.4  Claims subject to the Financial Administration Act (par 11.12)

      None.

B.5   Claims Secured by registered hypothecs (par. 11.13)

      None.

*****                      *****                    *****

The foregoing is Schedule B annexed to the Deed of hypothec granted by SLM International, Inc. in favour of The Bank of New York before Mtre Richard Trudeau, Notary, on the eleventh (11th) day of April Nineteen hundred and ninety-seven (1997) under number five thousand seven hundred and ninety-five (5795__________) of his minutes and recognized as true and signed by the representatives therein mentioned with and in the presence of the undersigned Notary.


                                   /s/ MARIE E. TRIMBOLI
                                   ---------------------------
                                       Marie E. Trimboli


                                   /s/ BRUCE RANDALL
                                   ---------------------------
                                       Bruce Randall


                                   /s/ RICHARD TRUDEAU
                                   ---------------------------
                                  Mtre Richard Trudeau, Notary


                                    /s/ [SPECIMEN]
                                    -----------------------